EXHIBIT 10.1(b)

Appendix A to Executive Employment Letter dated December 22, 2016

Executive: Gregory Barton

Introductory Paragraph:

WTAM – Executive Vice President-Operations and Chief Operating Officer

WTI – Same

Employment Agreement dated October 8, 2012

Paragraph 1:

$300,000

Paragraph 3(a):

None. Paragraph 3(a) is inapplicable to the named Executive.

Paragraph 3(b):

January 14, 2014, January 28, 2015 and January 27, 2016

Paragraph 14:

Chief Executive Officer

Paragraphs 4(j) and 14:

Indemnification Agreement dated October 8, 2012